UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2012

The Management Network Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34006 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302
Overland Park, Kansas 66210
 (Address of principal executive office)(Zip Code)

(913) 345-9315
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03             Material Modification to Rights of Security Holders.

The information set forth under "Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year" is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 7, 2012, the Board of Directors of The Management Network Group, Inc. (the "Company") appointed independent director Peter H. Woodward as Chairman of the Board of Directors to replace Micky K. Woo, who was serving as Executive Chairman. The Company and Mr. Woo agreed that he would serve as Executive Advisor to the Company until the end of June 2012, at which time he will retire from employment with the Company. Mr. Woo will continue as a director of the Company. In connection with the changes made by the Board of Directors, the Company agreed that Mr. Woo is entitled to receive the severance payment provided under his existing employment agreement with the Company. Mr. Woo's employment agreement is attached as Exhibit 10.21 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the Securities and Exchange Commission on March 30, 2012, and is incorporated herein by reference.

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2012, the Company filed with the Delaware Secretary of State a certificate of amendment to Article VII of the Company’s Certificate of Incorporation to declassify the Board of Directors.  The amendment to the Certificate of Incorporation was approved by the Company’s stockholders at the Company’s annual meeting of stockholders held on June 7, 2012.  Pursuant to the amendment:

•	Each of the nominees elected as a Class I director at the 2012 annual meeting was elected for a one-year term.

•
Each director in office at the 2012 annual meeting whose term expires at the 2013 or 2014 annual meeting will continue to hold office until the end of the term for which such director was elected and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

•	Each of the nominees elected as a Class I director or Class II director at the 2013 annual meeting will be elected for a one-year term.

•	Each of the nominees elected as a director (all classes) at the 2014 annual meeting will be elected for a one-year term.

•
A director who is chosen to fill a newly-created directorship resulting from an increase in the authorized number of directors shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

•
Any director who is chosen to fill a vacancy not resulting from an increase in the authorized number of directors shall have the same remaining term as that of his or her predecessor and shall serve until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

•	Any one or more directors of the Company may be removed with or without cause by the holders of a majority of the shares then entitled to vote in an election of directors.

A copy of the amendment to the Certificate of Incorporation is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Effective June 7, 2012, the Company’s Amended and Restated Bylaws (the "Bylaws") were amended to make conforming changes related to the elimination of the Board’s classified structure.  A copy of the amendments to the Bylaws is filed herewith as Exhibit 3.2 and incorporated herein by reference, and a copy of the Bylaws, as amended, is filed herewith as Exhibit 3.3 and incorporated herein by reference.

Item 5.07             Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on June 7, 2012. At the meeting, the Company's stockholders voted on three proposals and cast their votes as described below.  The proposals are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2012.

Proposal 1

The stockholders of the Company approved the amendment of Article VII of the Company's certificate of incorporation to declassify the Board of Directors.  The tabulation of votes with respect to this proposal was as follows:
	For	Against	Abstain	Broker Non-Votes
Amendment of Article VII of the Company's Certificate of Incorporation	6,541,571	8,559	20	0

Proposal 2

At the meeting, the stockholders elected Robert J. Currey and Micky K. Woo to serve as Class I directors, for a term of one year expiring at the 2013 annual meeting of stockholders and until their successors are elected and qualified.  The tabulation of votes with respect to the election of Messrs. Currey and Woo as directors was as follows:

	For	Withheld	Broker Non-Votes
Robert J. Currey	4,336,205	1,120,691	1,093,254
Micky K. Woo	2,389,933	3,066,963	1,093,254

A description of the resolution of certain stockholder nominations for director at the annual meeting of stockholders is set forth under "Election of Directors – Resolution of Stockholder Nominations" in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2012, and incorporated herein by reference.

Proposal 3

The stockholders of the Company approved the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 29, 2012.  The tabulation of votes with respect to this proposal was as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm	6,522,189	24,120	3,841	0

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation, as amended.
3.2	Amendment No. 4 to the Amended and Restated Bylaws, dated June 7, 2012.
3.3	Amended and Restated Bylaws, as amended by Amendment No. 4 to the Amended and Restated Bylaws.
99.1	Press Release regarding governance changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANAGEMENT NETWORK GROUP, INC.

By:	/s/ Donald E. Klumb
Donald E. Klumb Chief Executive Officer, President, and Chief Financial Officer

Date: June 12, 2012

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation, as amended.
3.2	Amendment No. 4 to the Amended and Restated Bylaws, dated June 7, 2012.
3.3	Amended and Restated Bylaws, as amended by Amendment No. 4 to the Amended and Restated Bylaws.
99.1	Press Release regarding governance changes.